SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
FORM 8-K
CURRENT REPORT
Pursuant to Section 13 or 15(d) of
the Securities Exchange Act of 1934
Date of Report (Date of earliest event reported) May 1, 2009 (April 28, 2009)
Fentura Financial, Inc.

(Exact name of registrant as specified in its charter)
Michigan

(State or other jurisdiction of incorporation)

0-23550	38-2806518

(Commission File Number)	(IRS Employer Identification No.)

175 North Leroy Street
P.O. Box 725
Fenton, Michigan	48430-0725

(Address of Principal Executive Offices)	(Zip Code)
Registrant’s telephone number, including area code (810) 629-2263
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:
☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.02	Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.
     On April 30, 2009, Fentura Financial, Inc. (the “Company”) announced the appointment of James A. Wesseling and Dr. William Dery to the Company’s board of directors. Mr. Wesseling is an attorney with the law firm of Wesseling & Brackmann, P.C. located in Hudsonville, Michigan and currently serves as Chairman of the Company’s banking subsidiary, West Michigan Community Bank. Dr. Dery is a medical doctor and director of the Midland Family Medicine Residency Program at Mid-Michigan Medical Center in Midland, Michigan. The Company has not yet determined the committees on which Messrs. Wesseling and Dery will serve.
     Effective April 28, 2009, J. David Karr has retired from the Company’s board of directors and from the board of directors of Davison State Bank, having reached the mandatory retirement age of 70.

SIGNATURES
     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

FENTURA FINANCIAL, INC.
(Registrant)

By:	/s/ Donald L. Grill

Donald L. Grill, President and Chief Executive Officer
Dated: May 1, 2009

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